UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On April 29, 2015, PPL Corporation ("PPL") received notice from the plan administrator of the PPL Employee Stock Ownership Plan (the "ESOP") that the ESOP will be in a blackout period that will begin at 4:00 p.m. Eastern time on May 29, 2015 and is scheduled to end at 4:00 p.m. Eastern time on June 19, 2015.

On April 29, 2015, PPL sent a notice of the blackout period to the members of its Board of Directors and its executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934. The form of notice to directors and executive officers is attached as Exhibit 99.1 hereto.

During the blackout period and for a period of two years after the ending date of the blackout period, a participant in the ESOP, a security holder of PPL or other interested persons may obtain information regarding the actual ending date of the blackout period. To obtain such information, without charge, and for all other inquiries regarding the blackout period, PPL may be contacted at: PPL Corporation, Two North Ninth Street, Allentown, PA 18101-1179; Attention: Investor Services (toll-free telephone: 1-800-345-3085).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Form of Notice, dated April 29, 2015, to directors and executive officers of PPL Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  April 29, 2015